                                                                    Exhibit 10.8


                      FOURTH AMENDMENT TO REVOLVING CREDIT
                     AND LETTER OF CREDIT ISSUANCE AGREEMENT

                  This FOURTH AMENDMENT TO REVOLVING CREDIT AND LETTER OF CREDIT ISSUANCE AGREEMENT is made as of this 8th day of September, 1999 (this "FOURTH AMENDMENT") and entered into by and among THE CARBIDE/GRAPHITE GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "BORROWER"), the financial institutions party thereto as lenders (collectively referred to herein as the "LENDERS"), PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit (in such capacity, the "L/C ISSUER") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders and the L/C Issuer (in such capacity, the "AGENT") and further amends that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as previously amended by that certain First Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of October 28, 1997 (the "FIRST AMENDMENT"), the Second Amendment to Revolving Credit Agreement and Waiver dated as of April 30, 1998 (the "SECOND AMENDMENT") and the Third Amendment to Revolving Credit and Letter of Credit Issuance Agreement and Amendment to Revolving Credit Notes dated as of April 30, 1999 (the "THIRD AMENDMENT") (the Revolving Credit and Letter of Credit Issuance Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter referred to as the "ORIGINAL CREDIT AGREEMENT").


                                   WITNESSETH


                  WHEREAS, as a result of the Investigation the Borrower has recorded, without admitting or denying either culpability or liability, a charge of Thirty Eight Million Dollars ($38,000,000) for its Fiscal Quarter ending April 30, 1998 for liabilities which may be incurred as a result of the Investigation and will record, without admitting or denying either culpability or liability, a charge of Seven Million Dollars ($7,000,000) for its Fiscal Quarter ending July 31, 1999; and

                  WHEREAS, the Borrower has requested certain amendments to the terms of the Original Credit Agreement to accommodate the Investigation and the Special Reserve (as defined below); and

                  WHEREAS, the Agent, the Lenders and the L/C Issuer have agreed to make such amendments upon the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                     AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

         SECTION 1.01 AMENDMENTS TO SECTION 1.01 OF THE ORIGINAL CREDIT AGREEMENT. The following defined terms and the definitions therefor are hereby added to Section 1.01 of the Original Credit Agreement and inserted in correct alphabetical order:

                  Fourth Amendment shall mean the Fourth Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of the Fourth Amendment Effective Date.

                  Fourth Amendment Effective Date shall mean September 8, 1999.

                  Fourth Amendment Fee shall mean a fee equal to five (5) basis points of each Lender's Revolving Credit Commitment which shall be payable by the Borrower to each Lender who approves the Fourth Amendment on or before the Fourth Amendment Effective Date.

                  Initial Special Reserve shall mean the charge of Thirty-Eight Million Dollars ($38,000,000) recorded by the Borrower for its Fiscal Quarter ending April 30, 1998 for potential liabilities which may be incurred as a result of the Investigation.

                  Supplemental Special Reserve shall mean the charge of Seven Million Dollars ($7,000,000) recorded by the Borrower for its Fiscal Quarter ending July 31, 1999 for potential liabilities which may be incurred as a result of the Investigation.

         SECTION 1.02 MODIFICATION OF EXISTING DEFINED TERM. The following defined terms in Section 1.01 of the Original Credit Agreement are amended and restated to read as follows:

                  EBITDA shall mean, for any period, the consolidated net income (or net loss) of the Borrower for such period as determined in accordance with GAAP, plus (a) the sum of (i) depreciation expense,
         (ii) amortization expense, (iii) Interest Expense, (iv) total income tax expense, (v) extraordinary or unusual losses (including (a) the Initial Special Reserve and the Supplemental Special Reserve and (b) after tax losses on sales of assets outside of the ordinary course of business and not otherwise included in GAAP extraordinary or unusual losses), (vi) other non-cash charges, and (vii) the net loss of any Person that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions paid to the Borrower, less (b) the sum of (i) extraordinary or unusual gains (including after tax gains on sales of assets outside of the ordinary course of business and not otherwise included in GAAP extraordinary or unusual gains), (ii) other non-cash credits, and (iii) the net income of any Person that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions paid to the Borrower.

                  Special Reserve shall mean for all periods prior to April 30, 1999 the Initial Special Reserve and for all periods after May 1, 1999 collectively the Initial Special Reserve and the Supplemental Special Reserve.

         SECTION 1.03 NO OTHER AMENDMENTS. Except as specifically set forth therein, the amendments to the Original Credit Agreement set forth in Sections
1.01 through 1.02 above do not either implicitly or explicitly alter, waive or amend, the provisions of the Original Credit Agreement. The amendments set forth in Sections 1.01 through 1.02 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders and the Agents under the Original Credit Agreement with respect to any such violation.



                                   ARTICLE II
                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS

         SECTION 2.01. INCORPORATION BY REFERENCE. As an inducement to the Agent, the Lenders, and the L/C Issuer to enter into this Fourth Amendment, the Borrower hereby repeats herein for the benefit of the Agent, the Lenders, and the L/C Issuer the representations and warranties made by the Borrower in
Article IV of the Original Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Fourth Amendment.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         SECTION 3.01 CONDITIONS PRECEDENT. Each of the following shall be a condition precedent to the effectiveness of this Fourth Amendment:

                  (i) The Agent shall have received, on or before the Fourth Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Fourth Amendment Effective Date and in form and substance satisfactory to the Agent and its special counsel, Tucker Arensberg, P.C.:

                           (A) A duly executed counterpart original of this
Fourth Amendment executed by the Required
Lenders, the Agent and the Borrower;

                           (B) A certificate from the Secretary of the Borrower
certifying that the Articles of Incorporation and Bylaws of the Borrower previously delivered to the Agent are true, complete, and correct.

                           (C) Payment of the Fourth Amendment Fee to the Agent
for the benefit of the Lenders;

                           (D) Such other instruments, documents and opinions of
counsel as the Agent shall reasonably require, all of which shall be satisfactory in form and content to the Agent and its special counsel, Tucker Arensberg, P.C.

                  (ii) The following statements shall be true and correct on the Fourth Amendment Effective Date and the Agent shall have received a certificate signed by an Authorized Officer of the Borrower, dated the Fourth Amendment Effective Date, stating that:

                           (A) the representations and warranties made pursuant
to Section 2.01 of this Fourth Amendment and in the other Loan Documents, as amended hereby, are true and correct on and as of the Fourth Amendment Effective Date as though made on and as of such date;

                           (B) no petition by or against the Borrower has at any
time been filed under the United States Bankruptcy Code or under any similar act;

                           (C) Taking into account the amendments set forth in
this Fourth Amendment, no Event of Default or event which with the giving of notice, the passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Fourth Amendment;

                           (D) Taking into account the amendments set forth in
this Fourth Amendment, no Material Adverse Change has occurred which has not been disclosed to the Agent and the Lenders; and

                           (E) Taking into account the amendments set forth in
this Fourth Amendment, the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents.



                                   ARTICLE IV
                               GENERAL PROVISIONS

         SECTION 4.01 RATIFICATION OF TERMS. Except as expressly amended by this Fourth Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Borrower hereby confirms that any collateral for the Lender Obligations, including but not limited to encumbrances, Liens, security interests, mortgages and pledges granted by the Borrower or third parties, shall continue unimpaired and in full force and effect. THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISION CONTAINED IN THE ORIGINAL CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 4.02 REFERENCES. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Fourth Amendment in connection with the Original Credit Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Fourth Amendment, but nevertheless all such references shall include this Fourth Amendment unless the context requires otherwise. From and after the Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Original Credit Agreement as amended hereby.

         SECTION 4.03 INCORPORATION INTO ORIGINAL CREDIT AGREEMENT. This Fourth Amendment is deemed incorporated into the Original Credit Agreement. To the extent that any term or provision of this Fourth Amendment is or may be deemed expressly inconsistent with any term or provision of the Original Credit Agreement, the terms and provisions hereof shall control.

         SECTION 4.04 COUNTERPARTS. This Fourth Amendment may be executed in different counterparts, each of which when executed by the Borrower and the Agent, the Lenders, and the L/C Issuer shall be regarded as an original, and all such counterparts shall constitute one Fourth Amendment.

         SECTION 4.05 CAPITALIZED TERMS. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the same meanings herein as are ascribed to them in the Original Credit Agreement, as amended hereby.

         SECTION 4.06 TAXES. The Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Fourth Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Agent, the Lenders, and the L/C Issuer harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 4.04 COSTS AND EXPENSES. The Borrower will pay all costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent's special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Fourth Amendment and the other documents, instruments and certificates delivered in connection herewith.

         SECTION 4.08 GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

         SECTION 4.09 HEADINGS. The headings of the sections in this Fourth Amendment are for purposes of reference only and shall not be deemed to be a part hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Fourth Amendment to Revolving Credit and Letter of Credit Issuance Agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of the day and year first above written.

ATTEST:                                       BORROWER:

                                              THE CARBIDE/GRAPHITE GROUP,
                                              INC., a Delaware corporation



_________________________                     By__________________________(SEAL)
Name:                                         Name:
Title:                                        Title:

                                              AGENT AND L/C ISSUER:

                                              PNC BANK, NATIONAL ASSOCIATION


                                              By__________________________(SEAL)
                                              Name:
                                              Title:


                                              LENDERS:

REVOLVING CREDIT                              PNC BANK, NATIONAL ASSOCIATION
COMMITMENT:       $26,000,000.00

RATABLE SHARE:    17.33%                      By__________________________(SEAL)
                                              Name:
                                              Title:


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

REVOLVING CREDIT                              NATIONAL CITY BANK OF
COMMITMENT:       $18,000,000.00              PENNSYLVANIA


RATABLE SHARE:    12%                         By__________________________(SEAL)
                                              Name:
                                              Title:


REVOLVING CREDIT                              THE FIRST NATIONAL BANK OF
COMMITMENT:       $13,000,000.00              CHICAGO

RATABLE SHARE:    8.66%                       By__________________________(SEAL)
                                              Name:
                                              Title:


REVOLVING CREDIT                              FIRST UNION NATIONAL BANK
COMMITMENT:       $18,000,000.00

RATABLE SHARE:    12%                         By__________________________(SEAL)
                                              Name:
                                              Title:

REVOLVING CREDIT                              KEYBANK, NATIONAL ASSOCIATION
COMMITMENT:       $13,000,000.00

RATABLE SHARE:    8.66%                       By__________________________(SEAL)
                                              Name:
                                              Title:


REVOLVING CREDIT                              STANDARD CHARTERED BANK
COMMITMENT:       $13,000,000.00

RATABLE SHARE:    8.66%                       By__________________________(SEAL)
                                              Name:
                                              Title:


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

REVOLVING CREDIT                              MELLON BANK, N.A.
COMMITMENT:       $13,000,000.00

RATABLE SHARE:    8.66%                       By__________________________(SEAL)
                                              Name:
                                              Title:


REVOLVING CREDIT                              BANK OF AMERICA, N.A.
COMMITMENT:       $18,000,000.00

RATABLE SHARE:    12%                         By__________________________(SEAL)
                                              Name:
                                              Title:


REVOLVING CREDIT                              THE CHASE MANHATTAN BANK
COMMITMENT:       $18,000,000.00

RATABLE SHARE:    12%                         By__________________________(SEAL)
                                              Name:
                                              Title: